NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Small Company Fund

Supplement dated February 13, 2015
to the Summary Prospectus dated April 30, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the information under the section entitled “Portfolio Managers” on page 4 of the Summary Prospectus is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Putnam
Eric N. Harthun	Portfolio Manager	Since 2008
MSIM
Dennis Lynch	Managing Director	Since 2009
David Cohen	Managing Director	Since 2009
Sam Chainani	Managing Director	Since 2009
Alexander Norton	Executive Director	Since 2009
Jason Yeung	Managing Director	Since 2009
Armistead Nash	Executive Director	Since 2009
Neuberger Berman
Judith M. Vale	Managing Director	Since 1995
Robert D’Alelio	Managing Director	Since 1996
Michael L. Bowyer	Managing Director	Since 2015
Brett Reiner	Managing Director	Since 2015
Gregory G. Spiegel	Managing Director	Since 2015
Oppenheimer
Ronald J. Zibelli, Jr., CFA	Vice President	Since 2011
Ash Shah, CFA, CPA	Vice President	Since 2014

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE